ABSC OOMC 2006-HE5

Asset Backed Securities Portfolio Analysis

5,174 records

Balance: 1,024,183,061

All records

Selection Criteria: All records

Table of Contents

1. FICO

2. LTV

3. DTI

4. (FOR ONLY LIMITED AND STATED DOC)

5. IO LOANS ONLY

6. INVESTMENT PROPERTY ONLY

7. MANUFACTURED HOUSING ONLY

1. FICO

		Average	Total
		Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
FICO	Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Lite Doc	% Stated Doc	% No Doc	% IO	%CA	%NY	%FL	WA FICO
FICO 500-524 and LTV > 65	244	218,566.01	53,330,106.90	5.21	9.854	43.46	79.97	83.93	9.55	98.48	61.62	0.99	37.4	0	0	18.64	6.63	13.61	513
FICO 525-549 and LTV > 65	275	214,512.05	58,990,813.92	5.76	9.584	43.27	80.48	83.96	6.5	99.77	59.18	0.5	40.31	0	0	18.31	6.91	11.84	538
FICO 550-574 and LTV > 65	427	205,781.78	87,868,820.57	8.58	8.824	42.02	82.38	76.65	13.23	95.15	75.06	0.93	24.02	0	0	17.82	7.93	12.69	565
FICO 575-599 and LTV > 70	1,119	161,430.60	180,640,841.20	17.64	8.644	43.22	84.27	78.69	11.56	97.91	79.17	0.27	20.56	0	6.34	21.75	5.36	10.53	587
FICO 600-624 and LTV > 70	952	184,350.79	175,501,950.07	17.14	8.411	43.81	85.73	74.29	13.66	92.11	68.73	0.19	31.08	0	12.15	20.58	5.41	9.69	612
FICO 625-649 and LTV > 70	812	194,137.02	157,639,256.26	15.39	8.265	43.07	86.74	76.28	11.24	88.09	56.1	0.53	43.02	0.35	13.52	22.57	7.15	11.68	636
FICO 650-674 and LTV > 80	315	168,899.82	53,203,442.27	5.19	8.745	42.12	92.38	66.25	11.43	81.46	46.4	0.73	51.2	1.67	7.41	24.54	7.7	12.75	661
FICO 675-699 and LTV > 80	92	203,902.07	18,758,990.13	1.83	8.639	42.85	93.17	66.83	10.8	74.56	38.58	3.44	56.75	1.23	13.95	43.78	10.26	10.21	682
FICO 700-724 and LTV > 80	23	255,204.24	5,869,697.58	0.57	8.009	44.21	91.64	59.11	6.44	79.08	42.01	0	56.76	1.23	41.16	12.94	18.22	7.87	713
FICO 725-749 and LTV > 85	11	264,010.66	2,904,117.23	0.28	7.53	47.87	93.31	51.94	15.92	53.82	56.26	3.03	40.71	0	22.29	29.93	3.9	25.16	735
FICO 750-774 and LTV > 85	2	322,777.90	645,555.80	0.06	7.735	43.55	91.1	22.07	0	77.93	100	0	0	0	0	0	0	0	768
FICO 775-799 and LTV > 85	1	234,000.00	234,000.00	0.02	10.05	49.75	90	0	0	0	0	0	100	0	0	0	0	0	788
FICO >=800 and LTV > 85	2	178,777.50	357,555.00	0.03	8.447	52.8	93.32	33.6	0	0	100	0	0	0	0	0	0	66.4	802
Total:	4,275	186,186.00	795,945,146.93	77.72	8.686	43.16	85.15	76.32	11.57	92.52	65.69	0.55	33.54	0.22	8	21.39	6.56	11.3	600

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2. LTV

		Average	Total
		Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
LTV	Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Lite Doc	% Stated Doc	% No Doc	% IO	%CA	%NY	%FL	WA FICO
LTV 60.00 64.99 and DTI ge 50	29	233,876.01	6,782,404.30	0.66	7.687	53.17	62.36	73.43	6.19	94.02	45.42	0	54.58	0	0	49.65	5.24	13.76	578
LTV 65.00 to 69.99 and DTI ge 50	45	331,596.81	14,921,856.65	1.46	7.495	53.46	67.27	58.34	20.76	97.17	71.13	0	28.87	0	19.8	27.21	17.79	2.9	587
LTV 70.00 74.99 and DTI ge 50	38	313,790.68	11,924,045.91	1.16	7.728	53.21	71.78	76.89	10.09	98.21	68.15	0	31.85	0	7.95	37.35	2.96	8.83	581
LTV 75.00 79.99 and DTI ge 50	64	292,360.36	18,711,062.88	1.83	8.279	53.4	76.64	75.53	19.25	89.36	70.76	0.83	28.41	0	8.42	42.75	5.13	11.84	588
LTV 80.00 84.99 and DTI ge 50	325	236,917.62	76,998,226.45	7.52	7.884	53.39	80.31	75.38	15.88	97.78	88.4	0	11.6	0	14.26	25.56	5.28	11.38	603
LTV 85.00 89.99 and DTI ge 50	75	319,495.52	23,962,164.30	2.34	7.859	53.52	86.32	77.99	9.52	94.66	86.71	0	13.29	0	17.53	29	5.24	8.33	601
LTV 90.00 94.99 and DTI ge 50	127	310,570.73	39,442,482.78	3.85	8.286	53.25	90.47	78.48	5.8	89.93	79.89	0.72	19.39	0	7.82	25.21	13.32	8.78	612
LTV 95.00 99.99 and DTI ge 50	99	211,085.61	20,897,475.00	2.04	8.925	53.18	95.23	68.86	11.15	80.74	96.87	0	3.13	0	4.25	23.78	4.63	12.83	615
LTV >= 100 and DTI ge 50	308	71,748.95	22,098,675.26	2.16	10.769	53.71	100	74.76	15.86	100	95.17	0.18	4.65	0	3.14	17.3	4.12	8.59	619
Total:	1,110	212,376.93	235,738,393.53	23.02	8.305	53.38	83.72	74.48	13.13	94.05	83.44	0.2	16.36	0	10.74	27.68	7.12	9.94	603

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3. DTI

		Average	Total
		Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
DTI	Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Lite Doc	% Stated Doc	% No Doc	% IO	%CA	%NY	%FL	WA FICO
DTI 20.00 24.99 and FICO < 525	8	104,250.00	834,000.00	0.08	10.405	23.22	69.34	90.59	9.41	89.87	89.87	0	10.13	0	0	0	0	0	443
DTI 25.00 29.99 and FICO < 550	47	156,768.15	7,368,103.17	0.72	10.008	27.43	76.79	88.12	2.71	98.98	68.98	1.63	29.39	0	0	0	3.81	23.72	476
DTI 30.00 34.99 and FICO < 575	150	171,310.62	25,696,593.58	2.51	9.208	32.61	77.16	84.37	6.84	97.63	74.84	0.78	24.38	0	0	12.35	5.51	12.96	535
DTI 35.00 39.99 and FICO < 600	360	179,112.33	64,480,437.56	6.3	8.91	37.57	77.15	78.78	11.66	96.82	63.19	0	36.81	0	2.8	15.14	8.68	13.21	561
DTI 40.00 44.99 and FICO < 625	685	187,700.11	128,574,572.83	12.55	8.726	42.64	78.88	82.64	7.52	97.82	55.86	0.97	43.17	0	7.99	19.28	9.16	10.16	575
DTI 45.00 49.99 and FICO < 650	914	207,929.61	190,047,659.28	18.56	8.633	47.6	81.2	75.75	13.3	93.17	56.37	0.44	43.19	0	5.93	24.95	6.06	12.19	588
DTI 50.00 54.99 and FICO < 675	880	212,299.94	186,823,943.44	18.24	8.345	52.5	81.65	74.05	12.94	94.71	78.85	0.37	20.77	0	9.03	27.08	8.19	10.82	596
DTI >= 55.00 and FICO < 700	244	207,418.78	50,610,181.42	4.94	8.213	56.6	81.74	74.66	13.62	94.86	94.49	0	5.51	0	11.5	28.7	7.29	5.38	601
Total:	3,288	199,037.56	654,435,491.28	63.9	8.604	46.88	80.29	77.33	11.55	95.25	67.22	0.47	32.31	0	7.04	22.96	7.58	11.12	583

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4. (FOR ONLY LIMITED AND STATED DOC)

		Average	Total
		Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
(FOR ONLY LIMITED AND STATED DOC)	Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Lite Doc	% Stated Doc	% No Doc	% IO	%CA	%NY	%FL	WA FICO
FICO 0 500	9	126,666.67	1,140,000.00	0.11	10.42	39.71	63.89	85.13	14.87	100	0	0	100	0	0	13.42	28.29	9.12	0
FICO 500 525	104	248,489.28	25,842,884.87	2.52	10.025	42.54	72.15	82.86	8.47	98.42	0	2.04	97.96	0	0	15.29	15.54	23.89	513
FICO 525 550	127	242,796.65	30,835,174.56	3.01	9.563	42.5	73.42	78.12	4.58	99.76	0	0.96	99.04	0	0	19.08	11.82	19.99	538
FICO 550 575	114	274,599.94	31,304,392.86	3.06	8.786	41.82	69.66	72.01	11.8	92.5	0	3.3	96.7	0	0	25.61	17.61	15.14	564
FICO 575 600	200	280,654.76	56,130,952.75	5.48	8.347	41.78	72.97	74.04	10.87	92.45	0	0.87	99.13	0	6.3	25.19	14.33	14.08	587
FICO 600 625	244	304,892.68	74,393,814.70	7.26	8.34	41.68	77.89	73.67	7.44	86.46	0	0.45	99.55	0	13.26	25.6	11.52	9.96	612
FICO 625 650	287	276,105.21	79,242,195.74	7.74	8.359	41.81	82.56	76.65	7.75	81.08	0	1.05	98.95	0	11.31	29.32	7.12	17.14	637
FICO 650 675	247	267,362.26	66,038,478.10	6.45	8.24	41.14	81.97	63.89	12.95	87.29	0	1	99	0	18.48	29.31	14.39	12.91	662
FICO 675 700	79	270,547.54	21,373,255.90	2.09	8.101	41.77	85.51	66.94	16.18	86.15	0	3.02	96.98	0	11.46	40.64	10.96	6.34	683
FICO 700 725	25	298,114.69	7,452,867.16	0.73	7.811	42.1	83.73	51.49	11.25	86.29	0	7.57	92.43	0	38.22	36.96	16.69	8.28	712
FICO 725 750	13	250,968.14	3,262,585.80	0.32	7.831	41.2	85.86	58.39	14.17	82.84	0	2.7	97.3	0	53.45	22.92	16.96	17.4	739
FICO 775 800	3	331,192.31	993,576.93	0.1	8.508	41.52	82.36	30.15	0	30.15	0	0	100	0	0	0	46.3	0	785
Total:	1,452	274,111.69	398,010,179.37	38.86	8.547	41.76	77.99	72.53	9.69	88.5	0	1.37	98.63	0	10.45	26.62	12.53	14.36	611

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5. IO LOANS ONLY

		Average	Total
		Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
IO LOANS ONLY	Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Lite Doc	% Stated Doc	% No Doc	% IO	%CA	%NY	%FL	WA FICO
FICO 575 - 599	56	282,778.84	15,835,615.00	1.55	7.677	44.63	77.21	77.6	14.3	100	77.66	0	22.34	0	100	34.88	8.14	9.67	587
FICO 600 - 624	80	319,709.87	25,576,789.75	2.5	7.631	44.31	79.92	67.01	20.69	100	61.43	0	38.57	0	100	41.35	1.53	7.72	612
FICO 625 - 649	70	325,717.86	22,800,250.00	2.23	7.445	44.27	83.29	80.88	17.24	100	60.71	0	39.29	0	100	47.04	3.85	12.62	636
FICO 650 - 674	50	403,853.94	20,192,697.20	1.97	7.535	42.39	78.15	59.14	26.58	100	39.57	1.34	59.09	0	100	51.75	12.97	12.12	663
FICO 675 - 699	21	401,104.90	8,423,203.00	0.82	6.862	44.07	82.08	83.6	6.96	97.74	70.91	0	29.09	0	100	67.89	0	8.99	686
FICO 700 - 724	14	384,708.57	5,385,920.00	0.53	7.626	44.55	84.59	58.73	15.69	100	47.11	10.47	42.42	0	100	23.62	30.33	19.99	713
FICO 725 - 749	8	372,076.88	2,976,615.00	0.29	7.554	45.17	81.84	57.29	17.74	100	41.42	0	58.58	0	100	27.31	28	11.28	733
Total:	299	338,431.74	101,191,089.95	9.88	7.511	43.99	80.39	70.88	18.59	99.81	58.88	0.82	40.29	0	100	44.55	7.55	10.87	639

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6. INVESTMENT PROPERTY ONLY

		Average	Total
		Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
INVESTMENT PROPERTY ONLY	Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Lite Doc	% Stated Doc	% No Doc	% IO	%CA	%NY	%FL	WA FICO
FICO 0 - 550	10	116,560.00	1,165,600.00	0.11	11.057	34.96	66.21	41.45	0	0	76.11	0	23.89	0	0	29.13	0	0	499
FICO 550 - 574	15	268,847.49	4,032,712.37	0.39	9.322	41.05	76.34	16	7.16	0	41.79	0	58.21	0	0	18.6	29.74	22.02	567
FICO 575 - 599	26	178,025.38	4,628,660.00	0.45	9.233	40.57	76.15	49.13	6.77	0	45.64	0	54.36	0	0	0	10.14	34.47	591
FICO 600 - 624	66	195,259.18	12,887,106.08	1.26	9.371	38.03	80.63	44.69	6.85	0	36.3	0	63.7	0	0	10.73	4.28	7.57	612
FICO 625 - 649	84	185,897.31	15,615,373.99	1.52	9.526	38.26	86.08	65.39	4.34	0	24.38	0	75.62	0	0	15.27	8.06	12.61	638
FICO 650 - 674	52	174,596.74	9,079,030.31	0.89	9.437	40.4	87.81	53.23	10.17	0	36.8	0	63.2	0	0	17.23	8.09	9.31	661
FICO 675 - 699	26	221,276.19	5,753,181.00	0.56	8.941	40.43	88.24	59.12	14.71	0	59.66	8.73	31.61	0	3.31	39.23	0.88	18.51	682
FICO 700 - 724	4	255,050.00	1,020,200.00	0.1	9.285	40.08	92.88	15.61	0	0	20.21	0	79.79	0	0	46.09	0	20.21	708
FICO 725 - 749	1	97,470.00	97,470.00	0.01	10.75	30.21	90	100	0	0	0	0	100	0	0	0	0	100	733
FICO 750 - 774	1	142,500.00	142,500.00	0.01	9.8	55.41	95	100	0	0	100	0	0	0	0	0	0	0	766
FICO 775 - 799	2	347,000.00	694,000.00	0.07	8.685	42.23	83.37	0	0	0	0	0	100	0	0	0	66.28	0	785
FICO 800 >=	1	120,150.00	120,150.00	0.01	9.35	52.99	90	100	0	0	100	0	0	0	0	0	0	0	802
Total:	288	191,791.61	55,235,983.75	5.39	9.394	39.26	83.48	50.92	7.12	0	36.95	0.91	62.14	0	0.34	16.56	8.55	13.83	632

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7. MANUFACTURED HOUSING ONLY

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
6/15/2006 18:43

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.